Exhibit 99.1

LETTER OF TRANSMITTAL
GENERAL CABLE CORPORATION

Offer to Exchange all Outstanding
Floating Rate Senior Notes due 2015
(CUSIP Nos. 369300AE8 and U36606AB4)

for

Floating Rate Senior Notes due 2015
Which Have Been Registered
Under the Securities Act of 1933, as Amended

and

7.125% Senior Fixed Rate Notes due 2017
(CUSIP Nos 369300AF5 and U36606AC2)

for

7.125% Senior Fixed Rate Notes due 2017
Which Have Been Registered
Under the Securities Act of 1933, as Amended

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2007, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery To: U.S. Bank National Association, Exchange Agent

By Registered or Certified Mail:	By Facsimile Transmission (for Eligible Institutions only):
U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance For Information Call: (800) 934-6802	(651) 495-8158 Confirm by Telephone (800) 934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DO NOT COMPLETE OR RETURN THIS LETTER OF TRANSMITTAL IF YOUR OUTSTANDING NOTES ARE HELD IN AN ACCOUNT WITH A BROKER, DEALER, COMMERCIAL BANK OR TRUST COMPANY. THIS LETTER OF TRANSMITTAL IS BEING SUPPLIED FOR YOUR INFORMATION ONLY. THE INSTITUTION HOLDING YOUR OUTSTANDING NOTES WILL SUPPLY YOU WITH SEPARATE INSTRUCTIONS REGARDING THE TENDER OF YOUR OUTSTANDING NOTES.

The undersigned acknowledges the receipt of the prospectus, dated          , 2007 (the “Prospectus”), of General Cable Corporation, a Delaware corporation (the “Company”), and this letter of transmittal (the “letter”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange: (i) an aggregate principal amount of up to $125,000,000 of the Company’s floating rate notes due April 1, 2015 (the “Floating Rate Exchange Notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which this prospectus is a part, for a like principal amount of the Company’s issued and outstanding floating rate notes due April 1, 2015 (the “Floating Rate Restricted Notes”) and (ii) an aggregate principal amount of up to $200,000,000 of the Company’s 7.125% senior fixed rate notes due April 1, 2017 (the “Fixed Rate Exchange Notes” and together with the Floating Rate Exchange Notes, the “Exchange Notes”) which have been registered under the Securities Act, pursuant to a Registration Statement of which this prospectus is a part, for a like principal amount of the Company’s issued and outstanding 7.125% senior fixed rate notes due April 1, 2017 (the “Fixed Rate Restricted Notes” and together with the Floating Rate Restricted Notes, (the “Restricted Notes”) from the registered holders thereof (the “holders”).

For each Restricted Note accepted for exchange, the holder of such Restricted Note will receive an Exchange Note having a principal amount equal to that of the surrendered Restricted Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Restricted Notes or, if no interest has been paid on the Restricted Notes, from March 21, 2007. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from March 21, 2007. Restricted Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Restricted Notes whose Restricted Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Restricted Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

This letter is to be completed by a holder of Restricted Notes for a tender of Restricted Notes to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (the “book-entry transfer facility” or “DTC”) pursuant to the procedures set forth in “The Exchange Offer — Book Entry Transfers” section of the Prospectus and if an agent’s message is not delivered. Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this letter. The term “agent’s message” means a message, transmitted by DTC, to and received by, the exchange agent and forming a part of a book-entry confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering holder, which acknowledgment states that such holder has received and agrees to be bound by this letter and that the Company may enforce this letter against such holder. Holders of the Restricted Notes who are unable to deliver this Letter and all other documents required by this Letter, or confirmation of the book-entry tender of their Restricted Notes into the Exchange Agent’s account at DTC, to the Exchange agent on or prior to the Expiration Date, must tender their Restricted Notes according to the guaranteed delivery procedures set forth in the “The Exchange Offer- Procedures for Tendering” section of the Prospectus. See Instruction 1.

DELIVERY OF DOCUMENTS TO DTC
DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The undersigned has completed the appropriate boxes below and signed this letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Restricted Notes to which this letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Restricted Notes should be listed on a separate signed schedule affixed hereto.

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF RESTRICTED NOTES
Description of Floating Rate Restricted Notes
	(1)
Name(s) and address(es) of registered holder(s)	Aggregate principal amount of	(1)
(Please fill in, if blank)	restricted note(s)	Principal amount tendered*

Total

Description of Fixed Rate Restricted Notes
	(1)
Name(s) and address(es) of registered holder(s)	Aggregate principal amount of	(1)
(Please fill in, if blank)	restricted note(s)	Principal amount tendered*

Total

* Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Restricted Notes represented by the Restricted Notes indicated in column 1. See Instruction 2. Restricted Notes tendered hereby must be in denominations of principal amounts of $2,000 and any integral multiple of $1,000 thereof. See Instruction 1.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their outstanding notes must complete this letter of transmittal in its entirety.

BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY:

☐	CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Floating Rate Restricted Notes:

Name of tendering institution: _ _

DTC account number: _ _

Transaction code number: _ _

Fixed Rate Restricted Notes:

Name of tendering institution: _ _

DTC account number: _ _

Transaction code number: _ _

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) _ _

Window Ticket Number (if any) _ _

Date of Execution of Notice of Guaranteed Delivery _ _

Name of Institution Which Guaranteed Delivery _ _

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Name of Tendering Institution _ _

Account Number _ _ Transaction Code Number _ _

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: _ _

Address: _ _

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes, and it has no undertaking with any person to participate in a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes, it represents that the Restricted Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Restricted Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Restricted Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Restricted Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Restricted Notes, with full power of substitution, among other things, to cause the Restricted Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Restricted Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Restricted Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that: (i) any Exchange Notes acquired in exchange for Restricted Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the holder of such Restricted Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) neither the holder of such Restricted Notes nor any such other person is an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company, and (iv) neither the holder of such Restricted Notes nor such other person acting on behalf of any holder could not truthfully make the foregoing representations and warranties.

The Securities and Exchange Commission (the “SEC”) has taken the position that broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment from the original sale of the Restricted Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by certain broker-dealers (as specified in the Registration Rights Agreement referenced in the Prospectus) (“Participating Broker-Dealers”) for a period of time, starting on the Expiration Date and ending on the close of business 270 days after the Expiration Date in connection with the sale or transfer of such Exchange Notes. The Company has agreed that, for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to such a broker-dealer which elects to exchange Restricted Notes, acquired for its own account as a result of market-making or other trading activities, for Exchange Notes pursuant to the Exchange Offer for use in connection with any resale of such Exchange Notes. By accepting the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of Exchange Notes and that, upon receipt of notice from the Company of the happening in any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Notes. A broker-dealer that acquired Restricted Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Restricted Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders are not participating in and have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder represents that it (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction of the Exchange Notes or an exemption therefrom. If the undersigned is a broker-dealer and it represents that it will receive Exchange Notes for its own account in exchange for Restricted Notes, and that the Restricted Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned warrants that it will, upon request, execute and deliver any additional documents and make any additional representations deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Restricted Notes tendered hereby. The undersigned further agrees that the acceptance of any tendered Restricted Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, dated March 21, 2007, between the Company and the initial purchasers of the Restricted Notes, and that the Company shall have no further obligations or liabilities thereunder for the registration of the Restricted Notes or the Exchange Notes. All authority conferred or agreed to be conferred in this letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal Rights” section of the prospectus.

The Exchange Offer is subject to certain conditions set forth in the prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more fully set forth in the prospectus. The Company may not be required to exchange any of the Restricted Notes tendered hereby and, in such event, the Restricted Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned or, in the case of a book-entry delivery of Restricted Notes, to the credit of the account indicated above maintained at DTC.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please credit the account indicated above maintained at the book-entry transfer facility. Similarly, unless otherwise indicated under the box entitled “Special Issuance Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Restricted Notes for any Restricted Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Restricted Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF RESTRICTED NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE RESTRICTED NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)
To be completed ONLY if Restricted Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this letter above, or if Restricted Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the book-entry transfer facility other than the account indicated above.	To be completed ONLY if Restricted Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this letter above or to such person or persons at an address other than shown in the box entitled “Description of Restricted Notes” on this letter above.

Issue floating rate exchange notes and/or floating rate restricted notes to:	Mail floating rate exchange notes and/or floating rate restricted notes to:

Name(s) (Please type or print) _ _	Name(s) (Please type or print) _ _

Address (Please type or print) _ _	Address (Please type or print) _ _

(Zip Code)	(Zip Code)

Issue fixed rate exchange notes and/or floating rate restricted notes to:	Mail fixed rate exchange notes and/or fixed rate restricted notes to:

Name(s) (Please type or print) _ _	Name(s) (Please type or print) _ _

Address (Please type or print) _ _	Address (Please type or print) _ _

(Zip Code)	(Zip Code)

(Complete Substitute Form W-9 or the appropriate Form W-8, if applicable)	(Complete Substitute Form W-9 or the appropriate Form W-8, if applicable)

☐ Credit unexchanged restricted notes delivered by book-entry transfer to the book-entry transfer facility account set forth below.

Floating rate restricted notes
(Book-entry transfer facility account number, if applicable)

Fixed rate restricted notes
(Book-entry transfer facility account number, if applicable)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS)
MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M.,
NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX CONTAINED HEREIN.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete Accompanying Substitute Form W-9 Below or the Appropriate Form W-8, if applicable)

X	_ _, 2007

X	_ _, 2007

(Signature of owner)	Date

Area code and telephone number _ _

If a holder is tendering any Restricted Notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Restricted Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s) (Please type or print):

Capacity:

Address (including zip code):

SIGNATURE GUARANTEE
(If required by Instruction 2)

Signature(s) guaranteed by an eligible institution:
(Authorized Signature)

(Title)

(Name and Firm)

Dated: _ _ , 2007

INSTRUCTIONS

Forming part of the terms and conditions of the Exchange Offer.

1.	Delivery of this letter and Restricted Notes, Guaranteed Delivery Procedures.

This letter is to be completed by holders of Restricted Notes if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer — Book-entry transfer” section of the prospectus and an agent’s message is not delivered. Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this letter. If the Holder of the Restricted Notes is unable to tender pursuant to the procedures for delivery by book-entry transfer, the Holder must comply with the guaranteed delivery procedures set forth below. The term “agent’s message” means a message, transmitted by the book-entry transfer facility to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the letter of transmittal and that the Company may enforce the letter of transmittal against such participant. Book-entry confirmation as well as a properly completed and duly executed letter (or manually signed facsimile hereof or agent’s message in lieu thereof) and any other documents required by this letter, must be received by the Exchange Agent at the address set forth herein on or prior to the expiration date. Restricted Notes tendered hereby must be in denominations of principal amount of $2,000 and any integral multiple of $1,000.

Holders who cannot deliver all required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on an timely basis, may tender their Restricted Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Procedures for Tendering” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through a firm that is an eligible institution, (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such eligible institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of the Restricted Notes and the amount of Restricted Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the Expiration Date, a Book-Entry Confirmation and a properly completed and duly executed Letter, or an agent’s message, and all other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation and a properly completed and duly executed Letter or an agent’s message, and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

THE METHOD OF DELIVERY OF THIS LETTER, THE RESTRICTED NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF RESTRICTED NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

See “The Exchange Offer” section of the prospectus.

2.	Signatures on this letter; Bond powers and endorsements; Guarantee of signatures.

If any tendered Restricted Notes are owned of record by two or more joint owners, all of such owners must sign this letter.

When this letter is signed by the registered holder or holders of the Restricted Notes specified herein and tendered hereby, no endorsement or certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder, then separate bond powers are required.

If this letter or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on bond powers required by this Instruction 2 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “eligible institution”).

Signatures on this letter need not be guaranteed by an eligible institution, provided the Restricted Notes are tendered: (i) by a registered holder of Restricted Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the holder of such Restricted Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this letter, or (ii) for the account of an eligible institution.

3.	Special issuance and delivery instructions.

Tendering holders of Restricted Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer, if different from the name or address of the person signing this letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Restricted Notes by book-entry transfer may request that Restricted Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such noteholder may designate hereon. If no such instructions are given, such Restricted Notes not exchanged will be returned to the name and address of the person signing this letter.

4.	Taxpayer Identification Number.

Federal income tax law generally requires that a tendering holder, who is a U.S. person for U.S. federal income tax purposes (a “U.S. Holder”), whose Restricted Notes are accepted for exchange must provide the Company (as payor) with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with a correct TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”). In addition, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments made after the exchange to such tendering holder of Exchange Notes. If withholding results in an overpayment of taxes, a refund may be obtained if the required information is furnished to the IRS.

Exempt holders of Restricted Notes (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering U.S. Holder of Restricted Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that (a) the holder is a U.S. person (including a U.S. resident alien, (b) the TIN provided is correct (or that such holder is awaiting a TIN) and that (c) (i) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Restricted Notes is a nonresident alien or foreign entity for U.S. federal tax purposes that is not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status, attesting to such holder’s exempt status. These forms may be obtained from the Exchange Agent. If the Restricted Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If a U.S. Holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part I of the Substitute Form W-9, write “applied for” in lieu of its TIN and sign the Certificate of Awaiting Taxpayer Identification Number below. Note: Checking this box and writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. A U.S. Holder will generally have sixty (60) days to obtain a TIN and provide it to the Exchange Agent before he or she is subject to backup withholding or payments.

5.	Transfer taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of Restricted Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Restricted Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of any person other than the person signing this letter, or if a transfer tax is imposed for any reason other than the transfer of Restricted Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Restricted Notes specified in this letter.

6.	Waiver of conditions.

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the prospectus.

7.	No conditional tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Restricted Notes, by execution of this letter, shall waive any right to receive notice of the acceptance of their Restricted Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Restricted Notes nor shall any of them incur any liability for failure to give any such notice.

8.	Withdrawal rights.

Tenders of Restricted Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the expiration date.

For a withdrawal of a tender of Restricted Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, on the expiration date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Restricted Notes to be withdrawn (the “depositor”), (ii) identify the Restricted Notes to be withdrawn (including the principal amount of such Restricted Notes), (iii) contain a statement that such holder is withdrawing his election to have such Restricted Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the letter by which such Restricted Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Restricted Notes register the transfer of such Restricted Notes in the name of the person withdrawing the tender, and (v) specify the name in which such Restricted Notes are registered, if different from that of the depositor. A notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Restricted Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Restricted Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Restricted Notes so withdrawn are validly retendered. Any Restricted Notes that have been tendered for exchange but which are not exchanged for any reason will be returned without cost to the tendering holder and will be credited to an account maintained with DTC for the Restricted Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Restricted Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the expiration date.

9.	Validity and Form; Unexchanged Restricted Notes

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Restricted Notes will be determined by the Company in its discretion, which determination will be final and binding on all parties. The Company reserves the right to reject any and all Restricted Notes not properly tendered or any Restricted Notes the acceptance of which would, in the Company’s judgment, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Restricted Notes, either before or after the Expiration Date, including the right to waive the ineligibility of any tendering holder. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the Letter and these Instructions) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Restricted Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Restricted Notes, neither the Company, the Exchange Agent nor any other person will (i) be under any duty to do so and (ii) incur any liability for failure to give such notification. Tenders of Restricted Notes will not be deemed to have been made until such defects or irregularities have been cured or waived.

10.	Requests for assistance or additional copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus and this letter, and other related documents may be directed to the Exchange Agent at the address and telephone number indicated above. All other questions regarding the Exchange Offer should be directed to the following address or phone number:

General Cable Corporation
4 Tesseneer Drive
Highland Heights, Kentucky 41076
(839) 572-8000
Attn: General Counsel

TO BE COMPLETED BY ALL TENDERING U.S. SECURITY HOLDERS

Requester’s Name: U.S. Bank National Association

	Substitute Form W-9 Request for Taxpayer Identification Number and Certification	Give form to the requester. Do NOT send to the IRS.
Name (If joint name, list first and circle the name of the person or entity whose number you enter in Part 1 below)
Business Name, if different from above.
Print or type	Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other	☐ Exempt from backup withholding
	Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name provided on line 1 in order to avoid backup withholding. For individuals, this is your social security number (SSN). For other entities, it is your employer identification number (EIN). If you do not have a TIN, you may apply for one using Form SS-5 if you are an individual or Form SS-4 if you are an entity, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part II Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.	Social security number or

Applied for ☐	Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).

Certification Instructions.   — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid back-up withholding.

Sign Here	Signature of U.S. person	Date

EXCHANGE AGENT’S NAME: U.S. BANK NATIONAL ASSOCIATION

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28%, OR SUCH OTHER AMOUNT AS PROVIDED BY LAW, OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED INSTRUCTIONS — GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX “APPLIED FOR” IN PART I OF SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issue to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28% or such other amount as provided by law, of all reportable payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28%, or such other amount as provided by law, of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature
Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

What Name and Number to Give the Requester

Name

If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance due to marriage, without informing the Social Security Administration of the name changes, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

Sole Proprietor — You must enter your individual name as shown on your Social Security card. You may enter your business, trade or “doing business as” name on the business name line.

Limited Liability Company (LLC) — If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury Regulations § 301.7701-3, enter the owner’s name. Enter the LLC’s name on the business name line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Other Entities — Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or “doing business as” name on the business name line.

Taxpayer Identification Number (TIN)

You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. IF you do not have an individual taxpayer identification number, see How to Get a TIN below. If your are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations § 301.7701-3, and are owned by an individual, enter the owner’s Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s employer identification number. See the chart below for further clarification of name and TIN combinations.

Social Security numbers (SSN’s) have nine digits separated by tow hyphens: i.e., 000-00-0000. Employer identification numbers (EIN’s) have nine digits separated by only one hyphen: i.e., 00-0000000.

The table below will help determine the number to give the requester.

Give Name and
Social Security
For this type of account:		Number of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	Sole proprietorship or single-owner LLC	The owner (3)
5.	a. The usual revocable savings or valid trust under state law	The grantor-trustee (1)
	b. The so-called trust account that is not a legal or valid trust under state law.	The actual owner (1)

Give Name and
For this type of account		Employer Identification Number of:

6.	A valid trust, estate or pension trust	Legal entity (4)
7.	Corporation or LLC electing corporate status on Form 8832	The corporation
8.	Association, club religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership or multimember LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity
12.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

How to Get a TIN

If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office. Get Form W-7 to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS.

If you do not have a taxpayer identification number, check the “Applied For” box in Part I, write “Applied For” in the space for the taxpayer identification number, sign and date the form (including the Certificate of Awaiting Taxpayer Identification Number), and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your taxpayer identification number.

Note:  Writing “Applied For” means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Exemption From Backup Withholding

Payees Exempt From Backup Withholding Individuals (including sole proprietors and LLCs disregarded as entities separate from their individual owners) are NOT automatically exempt from backup withholding.

Depending on the nature of the payment, the following payees are generally exempt from backup withholding:

1.	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding depending on the nature of the payment include:

6.	A corporation.

7.	A foreign bank of central issue.

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

9.	A real estate investment trust.

10.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

11.	A common trust fund operated by a bank under section 584(a) of the Code.

12.	A financial institution.

13.	A middleman known in the investment community as a nominee or custodian.

14.	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

15.	A futures commission merchant registered with the Commodity Futures Trading Commission.

If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct taxpayer identification number in Part 1, write “Exempt” in Part 2, and sign and date the form and return it to the requester.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

Privacy Act Notice. — Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold at the applicable rate on payments of taxable interest, dividends and certain other items to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

1. Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2. Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500.00 penalty.

3. Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION,
CONTACT YOUR TAX CONSULTANT
OR THE INTERNAL REVENUE SERVICE.